SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT - JUNE 4, 1998
                        (date of earliest event reported)



                                    OEA, INC.
             (exact name of registrant as specified in its charter)


                           COMMISSION FILE NO. 1-6711



              DELAWARE                                 36-2362379
       (state of incorporation)             (I.R.S. Employer Identification No.)

     34501 EAST QUINCY AVENUE
         P.O. BOX 100488                                 80250
         DENVER, COLORADO                              (Zip Code)
(address of principal executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 693-1248




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                                    FORM 8-K

                                    OEA, INC.

                                  JUNE 4, 1998


ITEM 5.   OTHER EVENTS.

        In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, OEA, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements made by, or on behalf of, the Company.

ITEM 7(c).    EXHIBITS FILED.

Exhibit Number      Description
--------------      -----------

99.01 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OEA, INC.


                                            By:  /s/ J. Thompson McConathy
                                               ---------------------------------
                                                 J. Thompson McConathy
                                                 Vice President Finance

Dated:  June 4, 1998

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